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                                                                   Exhibit 10.35

                         CANDLEWOOD HOTEL COMPANY, INC.
                     SENIOR EXECUTIVE TRANSACTION BONUS PLAN

      I. Purposes. The Board of Directors (the "Board") of Candlewood Hotel Company, Inc. (the "Company") may from time to time consider transactions that will result in a Change in Control (as defined in Section 2 of that certain change in control letter agreement between the Company and each Participant (the "Letter Agreement"), the form of which is attached hereto as EXHIBIT A) of the Company (a "Change in Control Transaction"). The Board believes that it is in the best interests of the Company and its stockholders that the Participants (as defined below), who are the Company's key executives, remain in the Company's employ during the period in which the Board is exploring potential transactions, be provided with additional incentive to develop the most desirable alternatives for the Company and its stockholders and receive a special bonus for their efforts in developing a Change in Control Transaction and putting the Company in a position where its stockholders may receive the benefits of any such Change in Control Transaction. Therefore, in order to accomplish these objectives, the Board has caused the Company to adopt this Senior Executive Transaction Bonus Plan (the "Plan").

      II. Eligibility. The "Participants" shall be the senior executives, as set forth on EXHIBIT B attached hereto, selected by the Company's Chief Executive Officer in consultation with the Company Compensation Committee, to receive a Transaction Bonus (as defined below) pursuant to the Plan. Each of the Participants shall receive a cash bonus (the "Transaction Bonus") on the Transaction Date (as defined below), if the conditions set forth below in
Section III are satisfied. With respect to the Participants listed on EXHIBIT B attached hereto, the amount of such Participants' Transaction Bonuses are set forth opposite such Participants' names on EXHIBIT B hereto.

      III. Conditions to Payments.

            A. Bonuses shall be payable under this Plan only if a Change in Control Transaction occurs. The date of consummation of the Change in Control Transaction is hereafter referred to as the "Transaction Date."

            B. An individual Participant shall receive a Transaction Bonus only if such Participant is an employee of the Company or of an affiliate thereof on the Transaction Date, or if his employment is terminated prior to the Transaction Date by (1) the Company for any reason other than for Cause (as defined in Section 4(c) of the Letter Agreement) or (2) the Participant for Good Reason (as defined in Section 4(d) of the Letter Agreement).

      IV. Amount of Bonuses.

            A. The aggregate amount of the Transaction Bonuses that will be paid under this Plan shall be $600,000.

            B. The Transaction Bonus to be awarded to a Participant hereunder shall be determined prior to the consummation of a Change in Control by the Company's Chief Executive Officer in consultation with the Company's
Compensation Committee. The Chief
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Executive Officer shall notify each Participant of his or her Transaction Bonus, as applicable, at any time after making such determination.

            C. In the event a Participant is no longer employed by the Company prior to a Change of Control and is no longer eligible to receive a Transaction Bonus, his or her Transaction Bonus shall be cancelled and available for reallocation by the Company's Chief Executive Officer in consultation with the Company's Compensation Committee to any other Participant.

      V. Payment of Bonuses. Any Transaction Bonus that becomes payable to a Participant shall be paid on the Transaction Date and shall be paid in a lump sum cash payment.

      VI. Miscellaneous.

            A. Nothing in the adoption of this Plan shall confer on any Participant the right to continued employment with the Company or any of its affiliates, or affect in any way the right of the Company or any of its affiliates to terminate his employment at any time or change his responsibilities or affect in any way the rights of a Participant under any other plan or agreement with the Company.

            B. All amounts payable hereunder shall be subject to applicable federal, state and local tax withholding.

            C. Questions of construction and interpretation of this Plan shall be conclusively determined by the Compensation Committee of the Company's Board of Directors.

            D. The Board may amend this Plan at any time; provided, however, that the Plan may not be amended in any manner adverse to any Participant without the prior written consent of such Participant. No Transaction Bonus awarded to a Participant (including, without limitation, the amount of such Transaction Bonus) hereunder by the Company's Chief Executive Officer may be altered or amended without the prior written consent of such Participant.

            E. This Plan is unfunded, and the rights of the Participants to receive payments hereunder shall be rights as general creditors of the Company.

            F. If any legal action, arbitration or other proceeding, is brought for the enforcement of this Plan, or because of an alleged dispute, breach or default in connection with any of the provisions of this Plan, the prevailing party shall be entitled to reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which that party would be entitled.

            G. This Plan shall be effective as of August 6, 2002 and shall continue in effect through the termination of the Company's engagement of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as provided in the engagement letter between the Company and Merrill Lynch dated May 2002 (the "Engagement Letter") or for so long as Merrill Lynch is entitled to any fee under the Engagement Letter, unless a Change in Control Transaction has previously taken place or the Board extends the Plan.



                                  Page 2 of 3
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            I hereby certify that the foregoing Plan was duly adopted by the
Board of Directors of Candlewood Hotel Company, Inc. on August 6, 2002.

            Executed this 6th day of August, 2002.

                                          /s/ Jack P. DeBoer
                                          -------------------------------
                                          Jack P. DeBoer
                                          Chairman of the Board and
                                          Chief Executive Officer




                                  Page 3 of 3
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                                    EXHIBIT A

                   FORM OF CHANGE IN CONTROL LETTER AGREEMENT


     (Previously filed as Exhibit 10.29 to Form 10-Q filed August 13, 2002.)

                                    EXHIBIT B

   PARTICIPANT(S)                           TRANSACTION BONUS
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
Warren D. Fix                To be determined prior to the consummation of a
                             Change of Control by the Company's Chief Executive
                             Officer in consultation with the Company's Compensation
                             Committee in accordance with the Plan.

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James E. Roos                To be determined prior to the consummation of a
                             Change of Control by the Company's Chief Executive
                             Officer in consultation with the Company's Compensation
                             Committee in accordance with the Plan.

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Thomas R. Kennalley          To be determined prior to the consummation of a
                             Change of Control by the Company's Chief Executive
                             Officer in consultation with the Company's Compensation
                             Committee in accordance with the Plan.

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Tim D. Johnson               To be determined prior to the consummation of a
                             Change of Control by the Company's Chief Executive
                             Officer in consultation with the Company's Compensation
                             Committee in accordance with the Plan.

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Charles H. Armstrong, Jr.    To be determined prior to the consummation of a
                             Change of Control by the Company's Chief Executive
                             Officer in consultation with the Company's Compensation
                             Committee in accordance with the Plan.

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H. Steven Meadows            To be determined prior to the consummation of a
                             Change of Control by the Company's Chief Executive
                             Officer in consultation with the Company's Compensation
                             Committee in accordance with the Plan.

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David A. Redfern             To be determined prior to the consummation of a
                             Change of Control by the Company's Chief Executive
                             Officer in consultation with the Company's Compensation
                             Committee in accordance with the Plan.